FIRST ALLMERICA FINANCIAL
LIFE INSURANCE COMPANY

                                                            KEMPER GATEWAY ELITE
                                                              A VARIABLE ANNUITY

                    THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
                    POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE KEMPER GATEWAY ELITE VARIABLE ANNUITY CONTRACT. THE
PROFILE             CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
MAY 1, 1998         PLEASE READ THE PROSPECTUS CAREFULLY.

1. KEMPER GATEWAY ELITE VARIABLE ANNUITY CONTRACT

The Kemper GATEWAY Elite variable annuity contract is a contract between you, the contract owner, and First Allmerica Financial Life Insurance Company. It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Kemper GATEWAY Elite contract combines the concept of professional money management with the attributes of an annuity contract.

Kemper GATEWAY Elite offers a customized investment portfolio with experienced professional portfolio managers. You may allocate your payments among the 20 Kemper investment portfolios of the Investors Fund Series, the four investment portfolios of the Scudder Variable Life Investment Fund, the Guarantee Period Accounts and the Fixed Account (the Guarantee Period Accounts and/ or the Fixed Account may not be available in certain jurisdictions.) This range of investment choices enables you to allocate your money to meet your particular investment needs.

Like all annuities, the contract has an ACCUMULATION PHASE and an ANNUITY PAYOUT PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may also withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any untaxed payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw prior to age 59 1/2.

During the ANNUITY PAYOUT PHASE you will receive regular payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the annuity payout phase will, in part, be determined by your account's growth during the accumulation phase.

2. ANNUITY BENEFIT PAYMENTS

If you choose to annuitize your contract, you may select one of six annuity options: (1) monthly payments guaranteed for your lifetime; (2) monthly payments guaranteed for your lifetime, but for not less than 10 years; (3) monthly payments for your lifetime with the guarantee that if payments to you are less than the accumulated value a refund of the remaining value will be paid; (4) monthly payments guaranteed for your lifetime and your survivor's lifetime; (5) monthly payments guaranteed for your lifetime and your survivor's lifetime with the payment to the survivor being reduced to 2/3; and (6) monthly payments guaranteed for a specified period of 1 to 30 years.

You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3. PURCHASING THIS CONTRACT

You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making additional payments into this contract. There are no limits to the frequency of additional payments, but there are certain limitations as to amount. Generally, the initial payment must be at least $2,000 and additional payments must be at least $100. However, minimums may be reduced for certain employer-sponsored plans.

4. INVESTMENT OPTIONS

You have full investment control over the contract. You may allocate money to the following portfolios:

KEMPER IFS PORTFOLIOS:
--------------------------------------
  Kemper-Dreman Financial Services      Kemper Value+Growth
  Kemper Small Cap Growth               Kemper Horizon 20+
  Kemper Small Cap Value                Kemper Total Return
  Kemper-Dreman High Return Equity      Kemper Horizon 10+
  Kemper International                  Kemper High Yield
  Kemper International Growth           Kemper Horizon 5
   and Income
  Kemper Global Blue Chip               Kemper Global Income
  Kemper Growth                         Kemper Investment Grade Bond
  Kemper Contrarian Value               Kemper Government Securities
  Kemper Blue Chip                      Kemper Money Market

SCUDDER VLIF PORTFOLIOS:
--------------------------------------
  Scudder International                 Scudder Capital Growth
  Scudder Global Discovery              Scudder Growth and Income

You may also allocate money to the Guarantee Period Accounts and the Fixed Account. The Guarantee Period Accounts let you choose from among nine different Guarantee Periods (ranging in maturity from 2 to 10 years) during which principal and interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5. EXPENSES

Each year and upon surrender, a $30 contract fee is deducted from your contract. The contract fee is waived if the value of the contract is $50,000 or more or if the contract is issued to and maintained by the Trustees of a 401(k) plan. We also deduct insurance charges which amount to 1.40% annually of the daily value of your contract value allocated to the variable investment options. The insurance charges include a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.15%. There are also investment management fees and other portfolio operating expenses that vary by portfolio.

If you decide to surrender your contract, make withdrawals or receive payments under certain annuity options, we may impose a surrender charge between 2% and 7% of the payment withdrawn, based on when your payments were made. In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence.

There is currently no charge for processing investment option transfers. We reserve the right to assess a charge, not to exceed $25, for transfers in excess of 12 per contract year.

The following chart is designed to help you understand the charges in your contract. Column C labeled "Total Annual Charges" shows the total of the $30 contract fee (which is represented as 0.04%) and the 1.40% insurance charges (Column A) plus the investment charges for each portfolio (Column B). Columns D and E show you two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume that you invest $1,000 in a portfolio earning 5% annually and that you withdraw your money: at the end of year 1 (Column D), and at the end of year 10 (Column E). In Column D, the Total Annual Charges are assessed as well as the surrender charges. In Column E, the example shows the aggregate of all the annual charges assessed for 10 years, but there is no surrender charge. The premium tax is assumed to be 0% in both examples.

                                                        A          B          C       D       E
                                                                                        TOTAL
                                                                                        ANNUAL
                                                                                       EXPENSES
                                                      TOTAL      TOTAL                AT END OF
                                                     ANNUAL      ANNUAL     TOTAL    ------------
                                                    INSURANCE   PORTFOLIO  ANNUAL     1      10
                    PORTFOLIO                        CHARGES    CHARGES*   CHARGES   YEAR   YEARS
--------------------------------------------------  ---------   --------   -------   ----   -----
Kemper-Dreman Financial Services*                     1.44%       0.99%      2.43%   $85    $273
Kemper Small Cap Growth                               1.44%       0.71%      2.15%   $83    $245
Kemper Small Cap Value                                1.44%       0.84%      2.28%   $84    $258
Kemper-Dreman High Return Equity*                     1.44%       0.87%      2.31%   $84    $258
Kemper International                                  1.44%       0.91%      2.35%   $85    $265
Kemper International Growth and Income*               1.44%       1.12%      2.56%   $87    $286
Kemper Global Blue Chip*                              1.44%       1.56%      3.00%   $91    $328
Kemper Growth                                         1.44%       0.65%      2.09%   $82    $239
Kemper Contrarian Value                               1.44%       0.80%      2.24%   $84    $254
Kemper Blue Chip                                      1.44%       0.95%      2.39%   $85    $269
Kemper Value+Growth                                   1.44%       0.84%      2.28%   $84    $258
Kemper Horizon 20+                                    1.44%       0.93%      2.37%   $85    $267
Kemper Total Return                                   1.44%       0.60%      2.04%   $82    $233
Kemper Horizon 10+                                    1.44%       0.83%      2.27%   $84    $257
Kemper High Yield                                     1.44%       0.65%      2.09%   $82    $239
Kemper Horizon 5                                      1.44%       0.97%      2.41%   $85    $271
Kemper Global Income                                  1.44%       1.05%      2.49%   $86    $279
Kemper Investment Grade Bond                          1.44%       0.80%      2.24%   $84    $254
Kemper Government Securities                          1.44%       0.64%      2.08%   $82    $238
Kemper Money Market                                   1.44%       0.55%      1.99%   $81    $228
Scudder International                                 1.44%       1.00%      2.44%   $85    $274
Scudder Global Discovery                              1.44%       1.50%      2.94%   $90    $323
Scudder Capital Growth                                1.44%       0.51%      1.95%   $81    $224
Scudder Growth and Income                             1.44%       0.58%      2.02%   $81    $231

* For newly formed Portfolios, the charges have been estimated. For more detailed information, see the Fee Table in the Prospectus.

6. TAXES

You will not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the annuity payout phase are considered partly a return of your investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment will be taxable.

7. WITHDRAWALS

You can make withdrawals from your contract any time during the accumulation phase. The minimum withdrawal amount is $100. Any payment invested in the contract for more than six years can be withdrawn without a surrender charge.

For amounts invested six years or less, you will not be assessed a surrender charge on the greatest of:

  1. 100% of the cumulative earnings;

  2. 15% or less of the contract value in any calendar year; or

  3. if you are also the Annuitant, an amount calculated under the Life Expectancy Distribution option. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy and the Owner is a trust or other non-natural person.)

In addition, you may receive your money without a surrender charge if, after the contract is issued and before age 65, you become disabled. Under New York Contracts, the disability must also exist for a continuous period of at least four months. Also, except in New York where not permitted by state law, you may receive your money without a surrender charge if, after the contract is issued, you are diagnosed with a fatal illness or are confined in a medical care facility until the later of one year from the issue date or 90 days.

Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the Guarantee Period will be subject to a market value adjustment which may increase or decrease the value in that account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8. PERFORMANCE

The value of your contract will vary depending on the investment performance of the portfolios you choose. From time to time, we may advertise "Total Return" and "Average Annual Total Return" based upon the periods that the portfolios have been in existence. These returns are based upon historical data and are not intended to indicate future performance.

The contract was first offered in 1997. Therefore, performance for a complete year is not available and is not shown here.

9. DEATH BENEFIT

If the annuitant dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the GREATEST of: (a) the accumulated value increased for any positive market value adjustment; (b) gross payments, decreased proportionately to reflect any prior withdrawals; or (c) the death benefit that would have been payable on the most recent contract anniversary date, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

10. OTHER INFORMATION

FREE-LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), you will receive a refund in accordance with the terms of the contract's "Right to Examine Contract" provision.

DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the Kemper Money Market Portfolio, the Kemper Government Securities Portfolio or the Fixed Account to one or more of the variable investment options.

AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix.

11. INQUIRIES

If you need more information you may contact us at 1-800-782-8380 or send correspondence to:

        Kemper Gateway Annuities
        First Allmerica
        P.O. Box 8632
        Boston, Massachusetts 02266-8632

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                            WORCESTER, MASSACHUSETTS
         FLEXIBLE PAYMENT DEFERRED VARIABLE AND FIXED ANNUITY CONTRACTS

This Prospectus describes interests under flexible payment deferred variable and fixed annuity contracts, known as Kemper Gateway Elite Variable Annuity Contracts, issued either on a group basis or as individual contracts by First Allmerica Financial Life Insurance Company (the "Company") to individuals and businesses in connection with retirement plans which may or may not qualify for special federal income tax treatment. (For information about a contract's tax status when used with a particular type of plan, see "FEDERAL TAX CONSIDERATIONS.")

Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1998, filed with the Securities and Exchange Commission (the "SEC") and incorporated herein by reference. The Table of Contents of the SAI is on page 5 of this Prospectus. The SAI is available upon request and without charge through Allmerica Investments, Inc., telephone 800-782-8380.

Contract values may accumulate on a variable basis in the separate account known as Separate Account KG (the "Variable Account"). The assets of the Variable Account are divided into Sub-Accounts, each investing exclusively in shares of one of the following Kemper Portfolios of Investors Fund Series ("Kemper IFS") or Portfolios of Scudder Variable Life Investment Fund ("Scudder VLIF"):

KEMPER IFS PORTFOLIOS
----------------------------------------
KEMPER-DREMAN FINANCIAL SERVICES          KEMPER VALUE+GROWTH
KEMPER SMALL CAP GROWTH                   KEMPER HORIZON 20+
KEMPER SMALL CAP VALUE                    KEMPER TOTAL RETURN
KEMPER-DREMAN HIGH RETURN EQUITY          KEMPER HORIZON 10+
KEMPER INTERNATIONAL                      KEMPER HIGH YIELD
KEMPER INTERNATIONAL GROWTH AND INCOME    KEMPER HORIZON 5
KEMPER GLOBAL BLUE CHIP                   KEMPER GLOBAL INCOME
KEMPER GROWTH                             KEMPER INVESTMENT GRADE BOND
KEMPER CONTRARIAN VALUE                   KEMPER GOVERNMENT SECURITIES
KEMPER BLUE CHIP                          KEMPER MONEY MARKET

SCUDDER VLIF PORTFOLIOS:
----------------------------------------
SCUDDER INTERNATIONAL                     SCUDDER CAPITAL GROWTH
SCUDDER GLOBAL DISCOVERY                  SCUDDER GROWTH AND INCOME

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF INVESTORS FUND SERIES AND SCUDDER VARIABLE LIFE INVESTMENT FUND. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               DATED MAY 1, 1998

In most jurisdictions, values also may be allocated on a fixed basis to the Fixed Account, which is part of the Company's General Account and, during the accumulation period, to one or more of the Guarantee Period Accounts. Amounts allocated to the Fixed Account earn interest at a guaranteed rate for one year from the date allocated. Amounts allocated to a Guarantee Period Account earn a fixed rate of interest for the duration of the applicable Guarantee Period if held for the entire Guarantee Period. If removed prior to the end of the Guarantee Period, the value may be increased or decreased by a Market Value Adjustment. Amounts allocated to the Guarantee Period Accounts in the accumulation phase are held in the Company's Separate Account GPA.

Participation in a group contract will be accounted for by the issuance of a certificate describing the individual's interest under the group contract. Participation in an individual contract will be evidenced by the issuance of an individual contract. Certificates and individual contracts are referred to collectively herein as the "Contract(s)." The following is a summary of information about these Contracts. More detailed information can be found under the referenced captions in this Prospectus.

THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, AND ARE DISTRIBUTED BY ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENTS IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

THE CONTRACTS OFFERED BY THIS PROSPECTUS MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               TABLE OF CONTENTS

  STATEMENT OF ADDITIONAL INFORMATION
    TABLE OF CONTENTS                                     5
  SPECIAL TERMS                                           6
  SUMMARY                                                 8
  ANNUAL AND TRANSACTION EXPENSES                        15
  CONDENSED FINANCIAL INFORMATION                        20
  PERFORMANCE INFORMATION                                22
  DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
    INVESTORS FUND SERIES AND SCUDDER
    VARIABLE LIFE INVESTMENT FUND                        29
  INVESTMENT OBJECTIVES AND POLICIES                     30
  INVESTMENT MANAGEMENT SERVICES                         32
  DESCRIPTION OF THE CONTRACT                            34
      Payments
  A.                                                     34
      Right to Revoke Contract
  B.                                                     35
      Transfer Privilege
  C.                                                     35
        Automatic Transfers and Automatic Account
          Rebalancing Options                            36
      Surrender
  D.                                                     37
      Withdrawals
  E.                                                     38
        Systematic Withdrawals                           39
        Life Expectancy Distributions                    39
      Death Benefit
  F.                                                     40
        Death of the Annuitant Prior to the Annuity
        Date                                             40
        Death of an Owner Who is Not Also the
          Annuitant Prior to the Annuity Date            41
        Payment of the Death Benefit Prior to the
        Annuity Date                                     41
        Death of the Annuitant On or After the Annuity
        Date                                             41
      The Spouse of the Owner as Beneficiary
  G.                                                     42
      Assignment
  H.                                                     42
      Electing the Form of Annuity and the Annuity
  I.  Date                                               42
      Description of Variable Annuity Payout Options
  J.                                                     44
      Annuity Benefit Payments
  K.                                                     45
        The Annuity Unit                                 45
        Determination of the First and Subsequent
          Annuity Benefit Payments                       45
      NORRIS Decision
  L.                                                     47

      Computation of Values
  M.                                                     47
        The Accumulation Unit                            47
        Net Investment Factor                            48
  CHARGES AND DEDUCTIONS                                 48
      Variable Account Deductions
  A.                                                     48
        Mortality and Expense Risk Charge                48
        Administrative Expense Charge                    49
        Other Charges                                    50
      Contract Fee
  B.                                                     50
      Premium Taxes
  C.                                                     50
      Contingent Deferred Sales Charge
  D.                                                     51
        Charges for Surrender and Withdrawal             51
        Reduction or Elimination of Surrender Charge     52
        Withdrawal Without Surrender Charge              54
        Surrenders                                       54
        Charge at the Time Annuity Benefit Payments
        Begin                                            55
      Transfer Charge
  E.                                                     55
  GUARANTEE PERIOD ACCOUNTS                              56
  FEDERAL TAX CONSIDERATIONS                             59
      Qualified and Non-Qualified Contracts
  A.                                                     59
      Taxation of the Contracts in General
  B.                                                     60
        Withdrawals Prior to Annuitization               60
        Annuity Payouts After Annuitization              60
        Penalty on Distribution                          60
        Assignments or Transfers                         61
        Non-Natural Owners                               62
        Deferred Compensation Plans of State and Local
          Government and Tax-Exempt Organizations        62
      Tax Withholding
  C.                                                     62
      Provisions Applicable to Qualified Employer
  D.  Plans                                              62
        Corporate and Self-Employed Pension and
          Profit Sharing Plans                           63
        Individual Retirement Annuities                  63
        Tax-Sheltered Annuities                          63
        Texas Optional Retirement Program                64

  REPORTS                                                64
  LOANS (QUALIFIED CONTRACTS ONLY)                       64
  ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS      65
  CHANGES TO COMPLY WITH LAW AND AMENDMENTS              66
  VOTING RIGHTS                                          66
  DISTRIBUTION                                           67
  SERVICES                                               67
  LEGAL MATTERS                                          68
  FURTHER INFORMATION                                    68
  APPENDIX A -- MORE INFORMATION ABOUT THE FIXED
                 ACCOUNT                                A-1
  APPENDIX B -- SURRENDER CHARGES AND THE MARKET
                 VALUE ADJUSTMENT                       B-1

             STATEMENT OF ADDITIONAL INFORMATION
                      TABLE OF CONTENTS

  GENERAL INFORMATION AND HISTORY                         2
  TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND
    THE COMPANY                                           3
  SERVICES                                                3
  UNDERWRITERS                                            3
  ANNUITY BENEFIT PAYMENTS                                4
  EXCHANGE OFFER                                          6
  PERFORMANCE INFORMATION                                 8
  TAX-DEFERRED ACCUMULATION                              10
  FINANCIAL STATEMENTS                                  F-1

                                 SPECIAL TERMS

ACCUMULATED VALUE: the sum of the value of all Accumulation Units in the Sub-Accounts and of the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.

ACCUMULATION UNIT: a measure of the Owner's interest in a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract upon whose life annuity benefit payments are to be made.

ANNUITY DATE: the date on which annuity benefit payments begin as specified pursuant to the Contract.

ANNUITY UNIT: a measure of the value of the periodic annuity benefit payments under the Contract.

FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed minimum interest rate and to which all or a portion of a payment or transfer under this Contract may be allocated.

FIXED ANNUITY PAYOUT: an Annuity in the payout phase providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period and is supported by assets in a non-unitized separate account.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER: the person, persons or entity entitled to exercise the rights and privileges under this Contract. Joint Owners are permitted if one of the two is the Annuitant.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding Kemper portfolio of Investors Fund Series (Kemper IFS) or a corresponding portfolio of Scudder Variable Life Investment Fund (Scudder VLIF).

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee, contingent deferred sales charge, and Market Value Adjustment.

UNDERLYING PORTFOLIOS (OR PORTFOLIOS): currently, the twenty Portfolios of Kemper IFS and the four Portfolios of Scudder VLIF in which the Sub-Accounts invest.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, as well as each day otherwise required.

VARIABLE ACCOUNT: Separate Account KG, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company, and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity in the payout phase providing for payments varying in amount in accordance with the investment experience of certain of the Portfolios.

                                    SUMMARY

WHAT IS THE KEMPER GATEWAY ELITE VARIABLE ANNUITY?

The Kemper Gateway Elite variable annuity contract is an insurance contract designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

- A customized investment portfolio;

- 20 Kemper IFS Portfolios and 4 Scudder VLIF Portfolios;

- 1 Fixed Account;

- 9 Guarantee Period Accounts;

- Experienced professional portfolio managers;

- Tax deferral on earnings;

- Guarantees that can protect your beneficiaries during the accumulation phase;

- Income that can be guaranteed for life.

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, your initial payment and any additional payments you choose to make may be allocated to the combination of portfolio of securities ("Portfolios") under your Contract, to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless and until Accumulated Values are withdrawn. In addition, during the accumulation phase, your beneficiaries receive certain protections and guarantees in the event of the Annuitant's death. See discussion below "WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?"

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, the Annuitant can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Portfolios, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

- periodic payments for your lifetime (assuming you are the Annuitant);

- periodic payments for your life and the life of another person selected by you;

- periodic payments for your lifetime with guaranteed payments continuing to your beneficiary for ten years in the event that you die before the end of ten years;

- periodic payments over a specified number of years (1 to 30) -- under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner") and us, First Allmerica Financial Life Insurance Company (the "Company"). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two also must be the Annuitant), an Annuitant and one or more beneficiaries. As Owner, you make payments, choose investment allocations and select the Annuitant and beneficiary. The Annuitant is the individual to receive annuity benefit payments under the Contract. The beneficiary is the person who receives any payment on the death of the Owner or Annuitant.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of your payments are flexible, subject to the minimum and maximum payments stated in "A. Payments."

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits net payments to be allocated among the Sub-Accounts investing in the Portfolios, the Guarantee Period Accounts, and the Fixed Account.

VARIABLE ACCOUNT.  You have a choice of Sub-Accounts investing in the following
Portfolios:

KEMPER IFS PORTFOLIOS:
--------------------------------------
  Kemper-Dreman Financial Services      Kemper Value+Growth
  Kemper Small Cap Growth               Kemper Horizon 20+
  Kemper Small Cap Value                Kemper Total Return
  Kemper-Dreman High Return Equity      Kemper Horizon 10+
  Kemper International                  Kemper High Yield
  Kemper International Growth and       Kemper Horizon 5
   Income
  Kemper Global Blue Chip               Kemper Global Income
  Kemper Growth                         Kemper Investment Grade Bond
  Kemper Contrarian Value               Kemper Government Securities
  Kemper Blue Chip                      Kemper Money Market

SCUDDER VLIF PORTFOLIOS:
--------------------------------------
  Scudder International                 Scudder Capital Growth
  Scudder Global Discovery              Scudder Growth and Income

For a more detailed description of the Portfolios, see "INVESTMENT OBJECTIVES AND POLICIES."

GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company currently makes available nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the Account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."

FIXED ACCOUNT. The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

THE GUARANTEE PERIOD ACCOUNTS AND/OR SOME OF THE SUB-ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

WHO ARE THE PORTFOLIO MANAGERS?

Scudder Kemper Investments, Inc. ("SKI") is the investment manager of each Portfolio of Kemper IFS and each Portfolio of Scudder VLIF. Zurich Investment Management Limited ("ZIML"), an affiliate of SKI, is the sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio. Dreman Value Management, L.L.C. is the sub-advisor for the Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio. Zurich Investment Management, Inc. ("ZIM"), an affiliate of SKI, is the investment manager of the Guarantee Period Accounts pursuant to an investment advisory agreement between the Company and ZIM.

CAN I MAKE TRANSFERS AMONG THE ACCOUNTS?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts investing in the Portfolios, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. You also may elect Automatic Account Rebalancing to ensure assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move money into one or more Portfolios. See "C. Transfer Privilege."

WHAT IF I NEED MY MONEY BEFORE MY ANNUITY PAYOUT PHASE BEGINS?

You may surrender your Contract or make withdrawals any time before the annuity payout phase begins. Each year you can take without a surrender charge the greatest of 100% of cumulative earnings, 15% of the Contract's Accumulated Value or, if you are both an Owner and the Annuitant, an amount based on your life expectancy. (Similarly, no surrender charge will apply if an amount is withdrawn based on the Annuitant's life expectancy if the Owner is a trust or other non-natural person.) A 10% tax penalty may apply on all amounts deemed to be income if you are under age 59 1/2. Additional amounts may be withdrawn at any time but may be subject to the surrender charge for payments that have not been invested in the Contract for more than six years. (A Market Value

Adjustment, which may increase or decrease the value of your account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)

You may also withdraw all or a portion of your money without a surrender charge if, after the Contract is issued and before age 65, you become disabled. Under New York Contracts, the disability also must exist for a continuous period of at least 4 months. In addition, except in New York where not permitted by state law, the surrender charge will be waived if, after the Contract is issued, you are diagnosed with a fatal illness or confined in a medical care facility until the later of one year from the issue date or 90 days. For details and restrictions, see "Reduction or Elimination of Surrender Charge."

WHAT HAPPENS UPON DEATH DURING THE ACCUMULATION PHASE?

If the Annuitant, Owner or Joint Owner should die before the Annuity Date, a death benefit will be paid to the beneficiary. Upon the death of the Annuitant (or an Owner who is also an Annuitant), the death benefit is equal to the GREATEST of:

- The Accumulated Value increased by any positive Market Value Adjustment;

- Gross payments, decreased proportionately to reflect withdrawals; or

- The death benefit that would have been payable on the most recent Contract anniversary date, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

At the death of an Owner who is not also the Annuitant during the Accumulation phase, the death benefit will equal the Accumulated Value of the Contract increased by any positive Market Value Adjustment.

(If the Annuitant dies after the Annuity Date but before all guaranteed annuity benefit payments have been made, the remaining payments will be paid to the beneficiary at least as rapidly as under the annuity option in effect. See "F. Death Benefit.")

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

If the Accumulated Value on a Contract anniversary and upon surrender is less than $50,000, the Company will deduct a $30 Contract fee from the Contract. There will be no Contract fee if the Accumulated Value is $50,000 or more. The Contract fee is waived for a Contract issued to and maintained by a trustee of a 401(k) plan.

Should you decide to surrender the Contract, make withdrawals, or receive payments under certain annuity options, you may be subject to a contingent deferred sales charge. If applicable, this charge will be between 2% and 7% of payments withdrawn, based on when the payments were made.

Depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "C. Premium Taxes."

Currently, the Company makes no charge for processing transfers. The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge which is guaranteed never to exceed $25.

The Company will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Portfolio. The Portfolios will incur certain management fees and expenses described more fully in "Other Charges" under "A. Variable Account Deductions" and in the Kemper IFS and Scudder VLIF prospectuses which accompany this Prospectus.

For more information, see "CHARGES AND DEDUCTIONS."

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted). However, under any Contract issued in New York or if the Contract was issued as an Individual Retirement Annuity (IRA) you will generally receive a refund of your entire payment. (In certain states, the refund under an IRA may be the greater of (1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted. See "B. Right to Revoke Contract."

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

There are several changes you can make after receiving your Contract:

- You may assign your ownership to someone else, except under certain qualified plans.

- You may change the beneficiary, unless you have designated a beneficiary irrevocably.

- You may change your allocation of payments.

- You may make transfers of Contract value among your current investments without any tax consequences.

- You may cancel the Contract within ten days of delivery (or longer if required by law).

                        ANNUAL AND TRANSACTION EXPENSES

The following tables show charges under your Contract, expenses of the Sub-Accounts, and expenses of the Underlying Portfolios. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "C. Premium Taxes."

CONTRACT CHARGES:

                                             YEARS FROM
                                               DATE OF
                                               PAYMENT     CHARGE
                                             -----------  ---------
CONTINGENT DEFERRED SALES CHARGE:
This charge may be assessed upon surrender,      0-1        7.0%
withdrawal or annuitization under any             2         6.0%
commutable period certain option or a non-        3         5.0%
commutable period certain option of less          4         4.0%
than ten years. The charge is a percentage        5         3.0%
of payments applied to the amount                 6         2.0%
surrendered (in excess of any amount that    Thereafter     0.0%
is without a surrender charge) within the
indicated time periods.

TRANSFER CHARGE:
The Company currently makes no charge for                   None
processing transfers and guarantees that
the first 12 transfers in a Contract year
will not be subject to a transfer charge.
For each subsequent transfer, the Company
reserves the right to assess a charge,
guaranteed never to exceed $25, to
reimburse the Company for the costs of
processing the transfer.

CONTRACT FEE:
The fee is deducted annually and upon                        $30
surrender prior to the Annuity Date when
the Accumulated Value is less than $50,000.
The fee is waived for Contracts issued to
and maintained by the trustee of a 401(k)
plan.

SUB-ACCOUNT EXPENSES:
-------------------------------------------
(on annual basis as percentage of average
daily net assets)
Mortality and Expense Risk Charge:                          1.25%
Administrative Expense Charge:                              0.15%
                                                          ---------
Total Asset Charge                                          1.40%

PORTFOLIO EXPENSES: The following table shows the expenses of the Underlying Portfolios as a percentage of average net assets for the year ended December 31, 1997. For more information concerning fees and expenses, see the prospectuses for the Underlying Portfolios.

                                         MANAGEMENT FEE
                                        (AFTER APPLICABLE         OTHER           TOTAL
PORTFOLIO                                   WAIVERS)             EXPENSES        EXPENSES
-----------------------------------  -----------------------  --------------  --------------
Kemper-Dreman Financial
 Services*.........................             0.75%               0.24%           0.99%
Kemper Small Cap Growth............             0.65%               0.06%           0.71%
Kemper Small Cap Value.............             0.75%               0.09%           0.84%
Kemper-Dreman High Return
 Equity*...........................             0.75%               0.12%           0.87%
Kemper International...............             0.75%               0.16%           0.91%
Kemper International Growth and
 Income*...........................             0.70%(1)            0.42%           1.12%(1)
Kemper Global Blue Chip*...........             0.85%(1)            0.71%           1.56%(1)
Kemper Growth......................             0.60%               0.05%           0.65%
Kemper Contrarian Value............             0.75%               0.05%           0.80%
Kemper Blue Chip**.................             0.65%               0.30%           0.95%
Kemper Value+Growth................             0.75%               0.09%           0.84%
Kemper Horizon 20+.................             0.60%               0.33%           0.93%
Kemper Total Return................             0.55%               0.05%           0.60%
Kemper Horizon 10+.................             0.60%               0.23%           0.83%
Kemper High Yield..................             0.60%               0.05%           0.65%
Kemper Horizon 5...................             0.60%               0.37%           0.97%
Kemper Global Income**.............             0.75%               0.30%           1.05%
Kemper Investment Grade Bond.......             0.60%               0.20%           0.80%
Kemper Government Securities.......             0.55%               0.09%           0.64%
Kemper Money Market................             0.50%               0.05%           0.55%
Scudder International..............             0.83%               0.17%           1.00%
Scudder Global Discovery...........             0.67%(2)            0.83%           1.50%(2)
Scudder Capital Growth.............             0.47%               0.04%           0.51%
Scudder Growth and Income..........             0.48%               0.10%           0.58%

 * These Portfolios commenced operations on 5/1/98, therefore "other expenses" are estimated and annualized and should not be considered representative of future expenses. Actual expenses may be greater or less than shown.

** These Portfolios commenced operations on 5/1/97, therefore "other expenses" are estimated and annualized and should not be considered representative of future expenses. Actual expenses may be greater or less than shown.

(1) Until further notice, the Adviser has agreed to voluntarily waive its management fee for the Kemper International Growth and Income Portfolio by 0.30% of the average daily net assets and for the Kemper Global Blue Chip Portfolio by 0.15% of the average daily net assets. Without such a waiver, the management fee and total expenses would be as follows: Kemper International Growth and Income - 1.00% and 1.42% and Kemper Global Blue Chip - 1.00% and 1.71%. The declaration of a voluntary waiver does not bind the Manager to declare future waivers with respect to these funds. These limitations may be terminated at any time.

(2) The Adviser has agreed to waive all or a portion of its management fee to limit the expense of the Scudder Global Discovery Portfolio to 1.50% of average daily net assets. Without such a waiver, the management fee would have been 0.98% and total operating expenses would been 1.79%.

EXAMPLES. The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets, as required by rules of the SEC. Because the expenses of the Underlying Portfolios differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

(1) If, at the end of the applicable time period, you surrender the Contract or annuitize* under a commutable variable period certain option or a non-commutable period certain option of less than ten years, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

UNDERLYING PORTFOLIO                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------  ------   -------   -------   --------
Kemper-Dreman Financial Services..................    $85      $121      $157      $273
Kemper Small Cap Growth...........................    $83      $113      $143      $245
Kemper Small Cap Value............................    $84      $116      $150      $258
Kemper-Dreman High Return Equity..................    $84      $117      $150      $258
Kemper International..............................    $85      $118      $153      $265
Kemper International Growth and Income............    $87      $124      $163      $286
Kemper Global Blue Chip...........................    $91      $137      $184      $328
Kemper Growth.....................................    $82      $111      $140      $239
Kemper Contrarian Value...........................    $84      $115      $148      $254
Kemper Blue Chip..................................    $85      $120      $155      $269
Kemper Value+Growth...............................    $84      $116      $150      $258
Kemper Horizon 20+................................    $85      $119      $154      $267
Kemper Total Return...............................    $82      $109      $138      $233
Kemper Horizon 10+................................    $84      $116      $149      $257
Kemper High Yield.................................    $82      $111      $140      $239
Kemper Horizon 5..................................    $85      $120      $156      $271
Kemper Global Income..............................    $86      $122      $160      $279
Kemper Investment Grade Bond......................    $84      $115      $148      $254
Kemper Government Securities......................    $82      $111      $140      $238
Kemper Money Market...............................    $81      $108      $135      $228
Scudder International.............................    $85      $121      $157      $274
Scudder Global Discovery..........................    $90      $135      $181      $323
Scudder Capital Growth............................    $81      $107      $133      $224
Scudder Growth and Income.........................    $81      $109      $137      $231

(2) If, at the end of the applicable time period, you annuitize* under a life option or a non-commutable period certain option of ten years or longer, or if you do not surrender or annuitize the Contract, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                                                         5        10
UNDERLYING PORTFOLIO                                1 YEAR   3 YEARS   YEARS     YEARS
--------------------------------------------------  ------   -------   ------   -------
Kemper-Dreman Financial Services..................    $24      $75       $128     $273
Kemper Small Cap Growth...........................    $22      $66       $114     $245
Kemper Small Cap Value............................    $23      $70       $120     $258
Kemper-Dreman High Return Equity..................    $23      $71       $122     $261
Kemper International..............................    $24      $72       $124     $265
Kemper International Growth and Income............    $26      $79       $134     $286
Kemper Global Blue Chip...........................    $30      $92       $156     $328
Kemper Growth.....................................    $21      $65       $111     $239
Kemper Contrarian Value...........................    $22      $69       $118     $254
Kemper Blue Chip..................................    $24      $74       $126     $269
Kemper Value+Growth...............................    $23      $70       $120     $258
Kemper Horizon 20+................................    $24      $73       $125     $267
Kemper Total Return...............................    $20      $63       $108     $233
Kemper Horizon 10+................................    $23      $70       $120     $257
Kemper High Yield.................................    $21      $65       $111     $239
Kemper Horizon 5..................................    $24      $74       $127     $271
Kemper Global Income..............................    $25      $77       $131     $279
Kemper Investment Grade Bond......................    $22      $69       $118     $254
Kemper Government Securities......................    $21      $64       $110     $238
Kemper Money Market...............................    $20      $62       $106     $228
Scudder International.............................    $24      $75       $128     $274
Scudder Global Discovery..........................    $29      $90       $153     $323
Scudder Capital Growth............................    $20      $60       $104     $224
Scudder Growth and Income.........................    $20      $62       $107     $231

As required in rules promulgated under the Investment Company Act of 1940 Act (the "1940 Act"), the Contract fee is reflected in the examples by a method to show the "average" impact on an investment in the Variable Account. The total Contract fees collected are divided by the total average net assets attributable to the Contract. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is deducted only when the accumulated value is less than $50,000. Lower costs apply to Contracts owned and maintained under a 401(k) plan.

* The Contract fee is not deducted after annuitization. No contingent deferred sales charge is assessed at the time of annuitization under an option including a life contingency or under a non-commutable period certain option of ten years or longer.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                                      1997
-----------------------------------------------------------------------------  ---------
KEMPER SMALL CAP GROWTH PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      0.985
Number of Units Outstanding at End of Period (in thousands)..................         18
KEMPER SMALL CAP VALUE PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.003
Number of Units Outstanding at End of Period (in thousands)..................         52
KEMPER INTERNATIONAL PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      0.932
Number of Units Outstanding at End of Period (in thousands)..................         48
KEMPER GROWTH PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      0.973
Number of Units Outstanding at End of Period (in thousands)..................         16
KEMPER CONTRARIAN VALUE PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.014
Number of Units Outstanding at End of Period (in thousands)..................        174
KEMPER BLUE CHIP PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.105
Number of Units Outstanding at End of Period (in thousands)..................         43
KEMPER VALUE+GROWTH PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      0.960
Number of Units Outstanding at End of Period (in thousands)..................        125

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                                      1997
-----------------------------------------------------------------------------  ---------
KEMPER HORIZON 20+ PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      0.980
Number of Units Outstanding at End of Period (in thousands)..................          5
KEMPER TOTAL RETURN PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.014
Number of Units Outstanding at End of Period (in thousands)..................         42
KEMPER HORIZON 10+ PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.016
Number of Units Outstanding at End of Period (in thousands)..................         21
KEMPER HIGH YIELD PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.004
Number of Units Outstanding at End of Period (in thousands)..................         75
KEMPER HORIZON 5 PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.017
Number of Units Outstanding at End of Period (in thousands)..................         81
KEMPER GLOBAL INCOME PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.019
Number of Units Outstanding at End of Period (in thousands)..................         11
KEMPER INVESTMENT GRADE BOND PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.004
Number of Units Outstanding at End of Period (in thousands)..................         21

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT KG

SUB-ACCOUNT                                                                      1997
-----------------------------------------------------------------------------  ---------
KEMPER GOVERNMENT SECURITIES PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.004
Number of Units Outstanding at End of Period (in thousands)..................         21
KEMPER MONEY MARKET PORTFOLIO
Unit Value:
    Beginning of Period......................................................          0
    End of Period............................................................      1.000
Number of Units Outstanding at End of Period (in thousands)..................          5

No information is shown above for Sub-Accounts that commenced operations after December 31, 1997.

                            PERFORMANCE INFORMATION

The Contract was first offered to the public in 1997. The Company, however, may advertise "total return" and "average annual total return" performance information based on the periods that the Sub-Accounts have been in existence and the periods that the Underlying Portfolios have been in existence. Performance results for all periods shown below are calculated with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Portfolios, and, in Tables 1A and 2A, assuming that the Contract is surrendered at the end of the applicable period and, alternatively, in Tables 1B and 2B, assuming that it is not surrendered at the end of the applicable period. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The average annual total return represents the average annual percentage change in the value of an investment in a Sub-Account over a given period of time. Average annual total return represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Kemper Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Kemper Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in Table 1A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the Underlying Portfolio charges, the $30 annual Contract fee and the contingent deferred sales charge which would be assessed if the investment were completely withdrawn at the end of the specified period. Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time except that it does not reflect the contingent deferred sales charge but assumes that the Contract is not surrendered at the end of the periods shown.

The performance shown in Tables 2A and 2B is calculated in exactly the same manner as those in Tables 1A and 1B respectively; however, the period of time is based on the Underlying Portfolios' lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Portfolio was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT

INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)

                                                      SUB-ACCOUNT        SINCE
                                                       INCEPTION       INCEPTION
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO             DATE       OF SUB-ACCOUNT
----------------------------------------------------  ------------   --------------
Kemper-Dreman Financial Services....................      N/A             N/A
Kemper Small Cap Growth.............................    10/16/97          -7.37%
Kemper Small Cap Value..............................    11/18/97          -5.73%
Kemper-Dreman High Return Equity....................      N/A             N/A
Kemper International................................    10/16/97         -12.36%
Kemper International Growth and Income..............      N/A             N/A
Kemper Global Blue Chip.............................      N/A             N/A
Kemper Growth.......................................    10/16/97          -8.49%
Kemper Contrarian Value.............................    10/14/97          -4.64%
Kemper Blue Chip....................................     5/1/97            3.91%
Kemper Value+Growth.................................    10/14/97          -9.74%
Kemper Horizon 20+..................................    10/16/97          -7.87%
Kemper Total Return.................................    11/17/97          -4.68%
Kemper Horizon 10+..................................    11/25/97          -4.51%
Kemper High Yield...................................    10/16/97          -5.59%
Kemper Horizon 5....................................    11/10/97          -4.37%
Kemper Global Income................................     5/1/97           -4.19%
Kemper Investment Grade Bond........................    12/11/97          -5.61%
Kemper Government Securities........................    12/11/97          -5.62%
Kemper Money Market.................................    12/29/97          -5.97%
Scudder International...............................      N/A             N/A
Scudder Global Discovery............................      N/A             N/A
Scudder Capital Growth..............................      N/A             N/A
Scudder Growth and Income...........................      N/A             N/A

                                    TABLE 1B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                         SINCE INCEPTION OF SUB-ACCOUNT
                   (ASSUMING NO WITHDRAWAL OF THE INVESTMENT)

                                                      SUB-ACCOUNT        SINCE
                                                       INCEPTION       INCEPTION
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO             DATE       OF SUB-ACCOUNT
----------------------------------------------------  ------------   --------------
Kemper-Dreman Financial Services....................      N/A             N/A
Kemper Small Cap Growth.............................    10/16/97          -1.51%
Kemper Small Cap Value..............................    11/18/97           0.24%
Kemper-Dreman High Return Equity....................      N/A             N/A
Kemper International................................    10/16/97          -6.81%
Kemper International Growth and Income..............      N/A             N/A
Kemper Global Blue Chip.............................      N/A             N/A
Kemper Growth.......................................    10/16/97          -2.70%
Kemper Contrarian Value.............................    10/14/97           1.39%
Kemper Blue Chip....................................     5/1/97           10.49%
Kemper Value+Growth.................................    10/14/97          -4.02%
Kemper Horizon 20+..................................    10/16/97          -2.04%
Kemper Total Return.................................    11/17/97           1.35%
Kemper Horizon 10+..................................    11/25/97           1.53%
Kemper High Yield...................................    10/16/97           0.38%
Kemper Horizon 5....................................    11/10/97           1.68%
Kemper Global Income................................     5/1/97            1.87%
Kemper Investment Grade Bond........................    12/11/97           0.37%
Kemper Government Securities........................    12/11/97           0.36%
Kemper Money Market.................................    12/29/97          -0.02%
Scudder International...............................      N/A             N/A
Scudder Global Discovery............................      N/A             N/A
Scudder Capital Growth..............................      N/A             N/A
Scudder Growth and Income...........................      N/A             N/A

                                    TABLE 2A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO
                  (ASSUMING COMPLETE WITHDRAWAL OF INVESTMENT)

                                                                      10 YEARS
                                               YEAR                   (OR SINCE
                                              ENDED                 INCEPTION IF
UNDERLYING PORTFOLIO                         12/31/97    5 YEARS       LESS)*
------------------------------------------  ----------   --------   -------------
Kemper-Dreman Financial Services..........     N/A         N/A           N/A
Kemper Small Cap Growth...................     25.32%      N/A          23.41%
Kemper Small Cap Value....................     13.03%      N/A           8.74%
Kemper-Dreman High Return Equity..........     N/A         N/A           N/A
Kemper International......................      1.50%      10.98%        8.80%
Kemper International Growth and Income....     N/A         N/A           N/A
Kemper Global Blue Chip...................     N/A         N/A           N/A
Kemper Growth.............................     12.63%      14.62%       14.83%
Kemper Contrarian Value...................     21.55%      N/A          24.07%
Kemper Blue Chip..........................     N/A         N/A           3.91%
Kemper Value+Growth.......................     16.70%      N/A          19.34%
Kemper Horizon 20+........................     11.78%      N/A          16.83%
Kemper Total Return.......................     11.27%      10.34%       12.23%
Kemper Horizon 10+........................      8.27%      N/A          12.06%
Kemper High Yield.........................      3.49%       9.86%       10.10%
Kemper Horizon 5..........................      4.50%      N/A           8.47%
Kemper Global Income......................     N/A         N/A          -4.20%
Kemper Investment Grade Bond..............      1.09%      N/A           2.72%
Kemper Government Securities..............      1.02%       4.58%        6.42%
Kemper Money Market.......................     -2.46%       2.50%        4.13%
Scudder International.....................      1.12%      11.71%       10.21%
Scudder Global Discovery..................      4.20%      N/A           5.81%
Scudder Capital Growth....................     26.84%      16.03%       15.13%
Scudder Growth and Income.................     21.63%      N/A          21.64%

                                    TABLE 2B
            SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1997
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO
                     (ASSUMING NO WITHDRAWAL OF INVESTMENT)

                                                                       10 YEARS
                                                YEAR                   (OR SINCE
                                               ENDED                 INCEPTION IF
UNDERLYING PORTFOLIO                          12/31/97    5 YEARS       LESS)*
-------------------------------------------  ----------   --------   -------------
Kemper-Dreman Financial Services...........     N/A         N/A           N/A
Kemper Small Cap Growth....................     32.32%      N/A          24.02%
Kemper Small Cap Value.....................     20.03%      N/A          12.10%
Kemper-Dreman High Return Equity...........     N/A         N/A           N/A
Kemper International.......................      7.92%      11.37%        9.02%
Kemper International Growth
 and Income................................     N/A         N/A           N/A
Kemper Global Blue Chip....................     N/A         N/A           N/A
Kemper Growth..............................     19.63%      14.96%       14.83%
Kemper Contrarian Value....................     28.55%      N/A          27.16%
Kemper Blue Chip...........................     N/A         N/A          10.48%
Kemper Value+Growth........................     23.70%      N/A          22.51%
Kemper Horizon 20+.........................     18.78%      N/A          20.04%
Kemper Total Return........................     18.27%      10.74%       12.23%
Kemper Horizon 10+.........................     15.13%      N/A          15.36%
Kemper High Yield..........................     10.04%      10.27%       10.10%
Kemper Horizon 5...........................     11.11%      N/A          11.85%
Kemper Global Income.......................     N/A         N/A           1.87%
Kemper Investment Grade Bond...............      7.49%      N/A           6.00%
Kemper Government Securities...............      7.42%       5.07%        6.42%
Kemper Money Market........................      3.72%       3.03%        4.13%
Scudder International......................      7.52%      12.10%       10.21%
Scudder Global Discovery...................     10.79%      N/A           9.18%
Scudder Capital Growth.....................     33.84%      16.36%       15.13%
Scudder Growth and Income..................     28.63%      N/A          22.29%

* The inception dates for the Underlying Portfolios are: 4/6/82 for Kemper Money Market, Kemper Total Return and Kemper High Yield; 12/9/83 for Kemper Growth; 9/3/87 for Kemper Government Securities; 1/6/92 for Kemper International; 5/2/94 for Kemper Small Cap Growth and Scudder Growth and Income; 5/1/96 for Kemper Investment Grade Bond, Kemper Contrarian Value, Kemper Small Cap Value, Kemper Value+Growth, Kemper Horizon 20+, Kemper Horizon 10+, Kemper Horizon 5 and Scudder Global Discovery; 5/1/97 for Kemper Global Income and Kemper Blue Chip; 5/1/87 for Scudder International; and 7/16/85 for Scudder Capital Growth.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                   INVESTORS FUND SERIES AND SCUDDER VARIABLE
                              LIFE INVESTMENT FUND

THE COMPANY. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1997, the Company and its subsidiaries had over $16.3 billion in combined assets and over $43.8 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT. Separate Account KG ("Variable Account") is a separate investment account of the Company with 24 Sub-Accounts. The assets used to fund the variable portions of the Contract are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account invests in a corresponding investment series ("Portfolio") of Investors Fund Series and Scudder Variable Life Investment Fund. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains, or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains or capital losses of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Variable Account was authorized by vote of the Board of Directors of the Company on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws, and is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision of management or investment practices or policies of the Variable Account by the SEC.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.

INVESTORS FUND SERIES. Investors Fund Series ("Kemper IFS"), is a series-type mutual fund registered with the SEC as an open-end, management investment company. Registration of Kemper IFS does not involve supervision of its management, investment practices or policies by the SEC. Kemper IFS is designed to provide an investment vehicle for certain variable annuity contracts and variable life insurance policies. Shares of the Portfolios of Kemper IFS are sold only to insurance company separate accounts. Scudder Kemper Investments, Inc. serves as the investment adviser of Kemper IFS.

SCUDDER VARIABLE LIFE INVESTMENT FUND. Scudder Variable Life Investment Fund ("Scudder VLIF") is an open-end, diversified management investment company established as a Massachusetts business trust on March 15, 1985, and registered with the SEC under the 1940 Act. Scudder Kemper Investments, Inc. serves as the investment adviser of Scudder VLIF.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Portfolios and other relevant information regarding Kemper IFS and Scudder VLIF may be found in their respective prospectuses, which accompany this Prospectus. Please read them carefully before investing. The Statements of Additional Information of the Underlying Portfolios are available upon request.

KEMPER IFS PORTFOLIOS:

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued.

KEMPER SMALL CAP GROWTH PORTFOLIO -- seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

KEMPER SMALL CAP VALUE PORTFOLIO -- seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO -- seeks to achieve a high rate of total return.

KEMPER INTERNATIONAL PORTFOLIO -- seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital and current income primarily from foreign equity securities.

KEMPER GLOBAL BLUE CHIP PORTFOLIO -- seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

KEMPER GROWTH PORTFOLIO -- seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

KEMPER CONTRARIAN VALUE PORTFOLIO -- seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies. This Portfolio was formerly known as the Kemper Value Portfolio.

KEMPER BLUE CHIP PORTFOLIO -- seeks growth of capital and of income.

KEMPER VALUE+GROWTH PORTFOLIO -- seeks growth of capital through professional management of a portfolio of growth and value stocks.

KEMPER HORIZON 20+ PORTFOLIO -- designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

KEMPER TOTAL RETURN PORTFOLIO -- seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

KEMPER HORIZON 10+ PORTFOLIO -- designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

KEMPER HIGH YIELD PORTFOLIO -- seeks to provide a high level of current income by investing in fixed-income securities.

KEMPER HORIZON 5 PORTFOLIO -- designed for investors with approximately a five year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

KEMPER GLOBAL INCOME PORTFOLIO -- seeks to provide high current income consistent with prudent total return asset management.

KEMPER INVESTMENT GRADE BOND PORTFOLIO -- seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities

KEMPER GOVERNMENT SECURITIES PORTFOLIO -- seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

KEMPER MONEY MARKET PORTFOLIO -- seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments that mature in 12 months or less.

SCUDDER VLIF PORTFOLIOS:

SCUDDER INTERNATIONAL PORTFOLIO -- seeks long term growth of capital principally from a diversified portfolio of foreign equity securities.

SCUDDER GLOBAL DISCOVERY PORTFOLIO -- seeks above average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER CAPITAL GROWTH PORTFOLIO -- seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

SCUDDER GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

Certain Underlying Portfolios have investment objectives and/or policies similar to those of other Underlying Portfolios. To choose the Sub-Accounts which best meet individual needs and objectives, carefully read the Underlying Portfolio prospectuses. In some states, insurance regulations may restrict the availability of particular Sub-Accounts.

                         INVESTMENT MANAGEMENT SERVICES

Responsibility for overall management of Kemper IFS rests with the Board of Trustees and officers of Kemper IFS. Responsibility for overall management of Scudder VLIF rests with its Board of Trustees and officers. SKI is the investment manager of all the Portfolios available under this Contract. Zurich Investment Management Limited ("ZIML"), an affiliate of SKI, is a sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio. Dreman Value Management, L.L.C. serves as the sub-advisor for the Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio.

For its services, SKI receives a management fee, payable monthly at 1/12 of the following annual rates based on the average daily net assets of each Portfolio:

Money Market (.50%), Total Return (.55%), High Yield (.60%), Growth (.60%), Government Securities (.55%), International (.75%), Small Cap Growth (.65%), Investment Grade Bond (.60%), Contrarian Value (.75%), Small Cap Value (.75%), Value+Growth (.75%), Horizon 20+ (.60%), Horizon 10+ (.60%), Horizon 5 (.60%),
Blue Chip (.65%), Global Income (.75%) and International Growth and Income (1.00%).

The High Return Equity, Financial Services and Global Blue Chip Portfolios each pay Scudder Kemper Investments, Inc. an investment management fee, payable monthly, at 1/12 of the annual rates shown below.

High Return Equity
Portfolio and
Financial Services
Portfolio.............  .75% for the first $250 million, .72% for the next $750 million, .70% for the next $1.5
                        billion, .68% for the next $2.5 billion, .65%
                        for the next $2.5 billion, .64% for the next
                        $2.5 billion, .63% for the next $2.5 billion
                        and .62% over $12.5 billion.

Global Blue Chip
Portfolio.............  1.00% for the first $250 million, .95% for the next $750 million and .90% over $1
                        billion.

SKI pays ZIML for its services as sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio a sub-advisory fee, payable monthly, at 1/12 of the annual rate of 0.35% of average daily net assets of the Kemper International Portfolio and 0.30% of average daily net assets of the Kemper Global Income Portfolio. SKI also pays Dreman Value Management, L.L.C. a fee for its services to the Kemper-Dreman Financial Services Portfolio and Kemper-Dreman High Return Equity Portfolio. A sub-advisory fee, payable monthly, at the annual rate of .24% of the first $250 million of each Portfolio's average daily net assets, .23% of average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion,
 .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion.

For its investment management services to the Scudder VLIF Portfolios, SKI receives compensation monthly at the following annual rates for each Portfolio:
Scudder International Portfolio (0.875% for the first $500,000,000 and 0.775% for amounts in excess of $500,000,000); Scudder Global Discovery Portfolio (0.975%); Scudder Capital Growth Portfolio (0.475%) and Scudder Growth and Income Portfolio (0.475%).

For more information, see the Kemper IFS and Scudder VLIF prospectuses and SAIs.

                          DESCRIPTION OF THE CONTRACT

A. PAYMENTS

The Company's underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, must be met before a Contract can be issued. These requirements may also include the proper completion of an application; however, where permitted, the Company may issue a contract without completion of an application for certain classes of annuity contracts.

Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable tax. The initial net payment will be credited to the Contract and allocated among the requested accounts as of the date that all issue requirements are properly met. If all issue requirements are not complied with within five business days of the Company's receipt of the initial payment, the payment will be returned unless the Owner specifically consents to the holding of the initial payment until completion of any outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office.

Payments are not limited as to frequency and number, but there are certain limitations as to amount. Currently, the initial payment must be at least $2,000. Under a salary deduction or monthly automatic payment plan, the minimum initial payment is $167. In all cases, each subsequent payment must be at least $100. Where the contribution on behalf of an employee under an employer-sponsored retirement plan is less than $600 but more than $300 annually, the Company may issue a contract on the employee if the plan's average annual contribution per eligible plan participant is at least $600. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Kemper Money Market Portfolio.

Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. As of the date of this Prospectus, payments may be allocated to a maximum of seventeen variable Sub-Accounts during the life of the Contract in addition to the Kemper Money Market Portfolio. There are no restrictions on the number of times the Fixed Account and the Guarantee Period Accounts may be used over the life of the Contract.

The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The Company will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number. All transfer instructions by telephone are tape recorded.

B. RIGHT TO REVOKE CONTRACT

An individual purchasing a Contract may revoke the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to revoke the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased or to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653. Mailing or delivery must occur on or before ten days after receipt of the Contract for revocation to be effective.

Within seven days, the Company will provide a refund equal to gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) the amounts allocated to the Fixed Account and the Guarantee Period Accounts plus the Accumulated Value of amounts allocated to the Variable Account plus any amounts deducted under the Contract or by the Underlying Portfolios for taxes, charges or fees. At the time the Contract is issued, the "Right to Examine Contract" provision on the cover page of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C. TRANSFER PRIVILEGE

At any time prior to the Annuity Date, an Owner may have amounts transferred among accounts subject to the seventeen variable Sub-Account restriction noted in "A. Payments." Transfer values will be effected at the Accumulation Value next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Sub-Account which invests in the Kemper Money Market Portfolio.

The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services for. The Company does not charge the Owner for providing additional support services.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Sub-Account investing in the Kemper Money Market Portfolio or the Kemper Government Securities Portfolio, or from the Fixed Account (the source account) to one or more of the Sub-Accounts. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Portfolios. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically, and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account and which utilize the Fixed Account as the source account for the payment from which to process automatic transfers. For more information see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with specified percentage allocations. As frequently as requested, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.

The Company reserves the right to limit the number of Portfolios that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer and all subsequent transfers of that request in the same Contract year count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge in each Contract year. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected when the Contract is purchased or at a later date.

D. SURRENDER

At any time prior to the Annuity Date, an Owner may surrender the Contract and receive its Accumulated Value, less applicable surrender charges and adjusted for any Market Value Adjustment ("Surrender Value"). The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The amount payable to the Owner upon surrender will be based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.

Before the Annuity Date, a contingent deferred sales charge may be deducted when a Contract is surrendered if payments have been credited to the Contract during the last six full Contract years. See "CHARGES AND DEDUCTIONS." The Contract fee will be deducted upon surrender of the Contract.

After the Annuity Date, only a Contract under which future annuity benefit payments are limited to a specified period (as specified in the period certain annuity option) may be surrendered. The Surrender Amount is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments. No contingent deferred sales charge is imposed after the Annuity Date.

Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of Portfolio securities or valuation of assets of each separate account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "FEDERAL TAX CONSIDERATIONS," "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

E. WITHDRAWALS

At any time prior to the Annuity Date, an Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must file a signed, written request for withdrawals, satisfactory to the Company, at the Principal Office. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. The Contract value following the withdrawal will reflect an amount withdrawn equal to the amount requested by the Owner plus any applicable contingent deferred sales charge, as described under "CHARGES AND DEDUCTIONS." In addition, amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.

Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000. Withdrawals will be paid in accordance with the time limitations described under "D. Surrender."

After the Annuity Date, only a Contract under which future variable annuity benefit payments are limited to a specified period may be withdrawn. A withdrawal after the Annuity Date will result in cancellation of a number of Annuity Units equivalent in value to the amount withdrawn.

For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100, and will be subject to any applicable withdrawal charges. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals will be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals by written request to the Principal Office only.

LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to a life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office. The LED option permits the Owner to make systematic withdrawals from the Contract over his or her lifetime. The amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years.

Where the Owner is a trust or other non-natural person, the Owner may elect the LED option based on the Annuitant's life expectancy.

If an Owner elects the LED option, in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual distributions, and may terminate the LED option at any time. LED will terminate automatically on the maximum Annuity Date permitted under the Contract at which time an annuity payout option must be selected. The Owner also may elect to receive distributions under a LED option which is determined on the joint life expectancy of the Owner and a beneficiary. The Company also may offer other systematic withdrawal options.

If an Owner makes withdrawals under the LED option prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the Contract. The payments then would be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS" and "B. Taxation of the Contracts in General."

F. DEATH BENEFIT

In the event that the Annuitant, Owner or Joint Owner, if applicable, dies while the Contract is in force, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided in "G. The Spouse of the Owner as Beneficiary." The amount of the death benefit and the time requirements for receipt of payment may vary depending upon whether the Annuitant or an Owner dies first, and whether death occurs prior to or after the Annuity Date.

DEATH OF THE ANNUITANT PRIOR TO THE ANNUITY DATE. At the death of the Annuitant (including an Owner who is also the Annuitant), the benefit is equal to the greatest of (1) the Accumulated Value under the Contract increased for any positive Market Value Adjustment; (2) gross payments decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal); or (3) the death benefit that would have been payable on the most recent contract anniversary date, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

This guaranteed death benefit works in the following way assuming no withdrawals are made. On the first anniversary, the death benefit will be equal to the greater of (a) the Accumulated Value (increased by any positive Market Value Adjustment) or (b) gross payments. The higher of (a) or (b) will then be locked in until the second anniversary, at which time the death benefit will be equal to the greatest of (a) the Contract's then current Accumulated Value increased by any positive Market Value Adjustment; (b) gross payments or (c) the locked-in value of the death benefit at the first anniversary. The greatest of (a), (b) or
(c) will be locked in until the next Contract anniversary. This calculation will then be repeated on each anniversary date while the Contract remains in force and prior to the Annuity Date. As noted above, the values of (b) and (c) will be decreased proportionately if withdrawals are taken.

DEATH OF AN OWNER WHO IS NOT ALSO THE ANNUITANT PRIOR TO THE ANNUITY DATE. If an Owner who is not also the Annuitant dies before the Annuity Date, the death benefit will be the Accumulated Value increased by any positive Market Value Adjustment. The death benefit never will be reduced by a negative Market Value Adjustment.

PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

  (1) defer distribution of the death benefit for a period no more than five years from the date of death; or

  (2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Kemper Money Market Portfolio. The excess, if any, of the death benefit over the Accumulated Value also will be added to the Kemper Money Market Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after due proof of the death has been received.

DEATH OF THE ANNUITANT ON OR AFTER THE ANNUITY DATE. If the Annuitant's death occurs on or after the Annuity Date but before completion of all guaranteed annuity benefit payments, any unpaid amounts or installments will be paid to the beneficiary. The Company must pay out the remaining payments at least as rapidly as under the payment option in effect on the date of the Annuitant's death.

G. THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. Upon such election, the spouse will become the Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Kemper Money Market Portfolio and (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Kemper Money Market Portfolio. This value never will be subject to a surrender charge when withdrawn. Additional payments may be made; however, a surrender charge will apply to these amounts if they have not been invested in the Contract for more than six years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.

H. ASSIGNMENT

The Contract, other than those sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and while the Annuitant is alive (see "FEDERAL TAX CONSIDERATIONS"). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.

For important tax liability which may result from assignments, see "FEDERAL TAX CONSIDERATIONS."

I. ELECTING THE FORM OF ANNUITY AND ANNUITY DATE

The Annuity Date is selected by the Owner. To the extent permitted in your state, the Annuity Date may be the first day of any month: (1) before the Annuitant's 85th birthday, if the Annuitant's age on the issue date of the Contract is 75 or under, or (2) within ten years from the issue date of the Contract and before the Annuitant's 90th birthday, if the Annuitant's age on the issue date is between 76 and 90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. The new Annuity Date must be the first day of any month occurring before the Annuitant's 90th birthday, and must be within the life expectancy of the Annuitant. The Company shall determine such life expectancy at the time a change in Annuity Date is requested. The Code and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.

Subject to certain restrictions described below, the Owner has the right (1) to select the annuity payout option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the Accounts selected.

To the extent a fixed annuity payout is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

Under a variable annuity payout, a payment equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.

The annuity payout option selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment will be made. Once the Company begins making annuity benefit payments, the Annuitant cannot make withdrawals or surrender the annuity benefit, except where the Annuitant has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or non-commutable "period certain" may elect instead to receive a lump sum settlement. See "J. Description of Variable Annuity Payout Options."

If the Owner does not elect otherwise, a variable life annuity with periodic payments for ten years guaranteed will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.

J. DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Kemper Investment Grade Bond, Kemper Value+Growth, Kemper Horizon 10+ and Kemper Horizon 5 Portfolios. The Company also provides these same options funded through the Fixed Account (fixed-amount annuity option). Regardless of how payments were allocated during the accumulation period, any of the variable annuity options or the fixed-amount options may be selected, or any of the variable annuity options may be selected in combination with any of the fixed-amount annuity options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity options when used in connection with certain qualified Contracts.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the payee with the guarantee that if the payee should die before all payments have been made, the remaining annuity benefit payments will continue to the beneficiary.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING THE LIFETIME OF THE ANNUITANT ONLY. It would be possible under this option for the Annuitant to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT FUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the payee with the guarantee that if (1) exceeds (2) then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

  Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first payment, and

         (2) is the number of payments paid prior to the death of the payee.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each payment to the survivor is based on the same number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be either the person designated as the Annuitant in the Contract or the beneficiary. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable jointly to two payees during their joint lifetime, and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment to the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during the joint lifetime of the two payees. One of the payees must be the person designated as the Annuitant or the beneficiary in the Contract. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to 30. This option may be commutable, that is, the payee reserves the right to receive a lump sum in place of installments, or it becomes non-commutable. The payee must reserve this right at the time benefits begin.

It should be noted that the period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under the period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting a period certain option.

K. ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the Annuitant's monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the product of (1) the net investment factor of the Sub-Account for the current Valuation Period, and (2) a factor to adjust benefits to neutralize the assumed interest rate. The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.

DETERMINATION OF THE FIRST AND SUBSEQUENT ANNUITY BENEFIT PAYMENTS. The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. Variable annuity benefit payments are due on the first of a month, which is the date the payment is to be received by the Annuitant, and currently are based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first periodic payment under each form of annuity for each $1,000 of applied value. For life contingency options and non-commutable period certain options of ten or more years (six or more years under New York contracts), the annuity value is the Accumulated Value less any premium taxes and adjusted for any Market Value Adjustment. For commutable period certain options or any period certain option for less than ten years (less than six years under New York contracts), the value is surrender value less any premium tax. For a death benefit annuity, the annuity value will be the amount of the death benefit. The annuity rates in the Contract are based on a modification of the 1983(a) Individual Mortality Table on rates.

The amount of the first monthly payment depends upon the form of annuity selected, the sex (however, see "L. NORRIS Decision") and age of the Annuitant and the value of the amount applied under the annuity option. The variable annuity options offered by the Company are based on a 3.5% assumed interest rate. Variable payments are affected by the assumed interest rate used in calculating the annuity option rates. Variable annuity benefit payments will increase over periods when the actual net investment result of the Sub-Accounts funding the annuity exceeds the equivalent of the assumed interest rate for the period. Variable annuity benefit payments will decrease over periods when the actual net investment result of the respective Sub-Account is less than the equivalent of the assumed interest rate for the period.

The dollar amount of the first periodic annuity benefit payment under life annuity options and non-commutable period certain options of ten years or more (six or more years under New York contracts), is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value. For commutable period certain options and any period certain option of less than ten years (six years under New York contracts), the Surrender Value less premium taxes, if any, is used rather than the Accumulated Value. The dollar amount of the first variable annuity benefit payment then is divided by the value of an Annuity Unit of the selected Sub-Accounts to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date.

After the first benefit payment, the dollar amount of each periodic variable annuity benefit payment will vary with subsequent variations in the value of the

Annuity Unit of the selected Sub-Accounts. The dollar amount of each fixed amount annuity benefit payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

From time to time, the Company may offer Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.

For an illustration of variable annuity benefit payment calculation using a hypothetical example, see "ANNUITY BENEFIT PAYMENTS" in the SAI.

L. NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

M. COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received in good order at the Company's Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Portfolios. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See "GUARANTEE PERIOD ACCOUNTS" and APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

  (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

  (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

  (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

  (4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. For an illustration of Accumulation Unit calculation using a hypothetical example see the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Portfolios are described in the prospectuses and SAIs of Kemper IFS and Scudder VLIF.

A. VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a daily charge equal to an annual rate of 1.25% of the value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contract. The charge is imposed during both the accumulation period and the annuity payout period. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity option selected), no matter how long the Annuitant (or other payee) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be 0.85% for mortality risk and 0.40% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described under "B. Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts hold shares of the Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Portfolios. The prospectuses and SAIs of the Underlying Portfolios contain additional information concerning expenses of the Portfolios.

B. CONTRACT FEE

A $30 Contract fee currently is deducted on the Contract anniversary date and upon full surrender of the Contract when the Accumulated Value is less than $50,000. The Contract fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the issue date, either the Owner or the Annuitant is within the following classes of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Portfolios; investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

C. PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

  1. if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or

  2. the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law. If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

D. CONTINGENT DEFERRED SALES CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. A contingent deferred sales charge is deducted from the Accumulated Value of the Contract, however, in the case of surrender and/or withdrawals or at the time annuity benefit payments begin, within certain time limits described below.

For purposes of determining the contingent deferred sales charge, the Accumulated Value is divided into three categories: (1) New Payments - payments received by the Company during the six years preceding the date of the surrender; (2) Old Payments - accumulated payments not defined as New Payments; and (3) the amount available under the Withdrawal Without Surrender Charge provision. See "Withdrawal Without Surrender Charge" below. For purposes of determining the amount of any contingent deferred sales charge, surrenders will be deemed to be taken first from amounts available as a Withdrawal Without Surrender Charge, if any; then from Old Payments, and then from New Payments. Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a contingent deferred sales charge. If a withdrawal is attributable all or in part to New Payments, a contingent deferred sales charge may apply.

An Owner may withdraw the greater of 100% of cumulative earnings, or 15% of the Accumulated Value in any calendar year, without assessment of a Withdrawal Charge. If the Owner withdraws an amount in excess of the Withdrawal Without Surrender Charge amount in any calendar year, the excess is subject to a Withdrawal Charge.

CHARGES FOR SURRENDER AND WITHDRAWAL. If the Contract is surrendered or if New Payments are withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge may be imposed. This surrender charge never will be applied to earnings. The amount of the charge will depend upon the number of years that the New Payments, if any, to which the withdrawal is attributed have remained credited under the Contract. Amounts withdrawn are deducted first from Old Payments. Then, for the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the earliest New Payment and then from the next earliest New Payment and so on, until all New Payments have been exhausted pursuant to the FIFO method of accounting. (See "FEDERAL TAX CONSIDERATIONS" for a discussion of how withdrawals are treated for income tax purposes.)

The Contingent Deferred Sales Charges are as follows:

 YEARS FROM    CHARGE AS PERCENTAGE
   DATE OF            OF NEW
   PAYMENT      PAYMENTS WITHDRAWN
-------------  ---------------------
 Less than 1            7%
      2                 6%
      3                 5%
      4                 4%
      5                 3%
      6                 2%
 Thereafter             0%

The amount withdrawn equals the amount requested by the Owner plus the charge, if any. The charge is applied as a percentage of the New Payments withdrawn, but in no event will the total contingent deferred sales charge exceed a maximum limit of 7% of total gross New Payments. Such total charge equals the aggregate of all applicable contingent deferred sales charges for surrender, withdrawals and annuitization.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE. The Company will waive the contingent deferred sales charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the issue date of the Contract and before attaining age 65. Under New York Contracts, the disability also must exist for a continuous period of at least four months. The Company may require proof of such disability and continuing disability, including written confirmation of receipt and approval of any claim for Social Security Disability Benefits and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, except in New York where not permitted by state law, the Company will waive the contingent deferred sales charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is: (1) admitted to a medical care facility and remains confined there until the later of one year after the issue date or 90 consecutive days or (2) first diagnosed by a licensed physician as having a fatal illness after the issue date of the Contract.

For purposes of the above provision, "medical care facility" means any state-licensed facility (or, in a state that does not require licensing, a facility that is operating pursuant to state law) providing medically necessary in-patient care which is prescribed in writing by a licensed "physician" and based on physical limitations which prohibit daily living in a non-institutional setting; "fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis; and "physician" means a person other than the Owner, Annuitant or a member of one of their families who is state licensed to give medical care or treatment and is acting within the scope of that license.

Where contingent deferred sales charges have been waived under any one of the four situations discussed above, no additional payments under the Contract will be accepted.

In addition, from time to time, where permitted by state law, the Company may allow a reduction in or elimination of the contingent deferred sales charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following: (1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis). The Company also may reduce or waive the contingent deferred sales charge, and/or credit additional amounts on the Contract where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a Sales Agreement with the Company to sell the Contract; employees of the Company, its affiliates or subsidiaries; officers, directors, trustees and employees of any of the Portfolios, investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents. Finally, if permitted by state law, contingent deferred sales charges may be waived under Section 403(b) Contracts where the amount withdrawn is being contributed to a life insurance policy issued by the Company as part of the individual's Section 403(b) plan.

Any reduction or elimination in the amount or duration of the contingent deferred sales charge will not discriminate unfairly among purchasers of the Contract. The Company will not make any changes to this charge where prohibited by law.

Pursuant to Section 11 of the 1940 Act and Rule 11a-2 thereunder, the contingent deferred sales charge is modified to effect certain exchanges of existing contracts issued by the Company for this Contract. See "EXCHANGE OFFER" in the SAI.

WITHDRAWAL WITHOUT SURRENDER CHARGE. In each calendar year, including the calendar year in which the Contract is issued, the Company will waive the contingent deferred sales charge, if any, on an amount ("Withdrawal Without Surrender Charge") equal to the greatest of (1), (2) or (3):

  Where (1) is: 100% of Cumulative Earnings (calculated as the Accumulated Value as of the Valuation Date the Company receives the withdrawal request, or the following day, reduced by the total gross payments not previously withdrawn;

  Where (2) is: 15% of the Accumulated Value as of the Valuation Date the
                Company receives the withdrawal request, or the following day, reduced by the total amount of any prior withdrawals made in the same calendar year to which no contingent deferred sales charge was applied;

  Where (3) is: the amount calculated under the Company's life expectancy distribution ("LED") option (see "Life Expectancy
                Distributions," above) whether or not the withdrawal was part of such distribution (applies only if Annuitant is also an Owner).

For example, an 81-year-old Owner/Annuitant with an Accumulated Value of $15,000, of which $1,000 is Cumulative Earnings, would have a Withdrawal Without Surrender Charge amount of $2,250, which is equal to the greatest of:

  (1) Cumulative Earnings ($1,000);

  (2) 15% of Accumulated Value ($2,250); or

  (3) LED distribution of 10.2% of Accumulated Value ($1,530).

The Withdrawal Without Surrender Charge will be deducted first from Cumulative Earnings. If the Withdrawal Without Surrender Charge exceeds Cumulative Earnings, the excess amount will be deemed withdrawn from payments not previously withdrawn on a LIFO basis. If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the contingent deferred sales charge, if any, until the entire Withdrawal Without Surrender Charge has been withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period may be subject to a Market Value Adjustment.

SURRENDERS. In the case of a complete surrender, the amount received by the Owner is equal to the entire Accumulated Value under the Contract, net of the applicable contingent deferred sales charge on New Payments, the Contract fee and any applicable tax withholding and adjusted for any applicable Market Value Adjustment. Subject to the same rules applicable to withdrawals, the Company will not assess a contingent deferred sales charge on an amount equal to the highest Withdrawal Without Surrender Charge Amount, described above.

Where an Owner who is a trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the total Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable contingent deferred sales charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the valuation date on which a written, signed request is received at the Principal Office.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "D. Surrender" and "E. Withdrawals" under "DESCRIPTION OF THE CONTRACT," and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY BENEFIT PAYMENTS BEGIN. If any commutable period certain option or a non-commutable period certain option for less than ten years (less than six years under a New York contract) is chosen, a contingent deferred sales charge will be deducted from the Accumulated Value of the Contract if the Annuity Date occurs at any time when the surrender charge would still apply had the Contract been surrendered on the Annuity Date. (See discussion of period certain variable annuity under "I. Description of Variable Annuity Payout Options.")

No contingent deferred sales charge is imposed at the time of annuitization in any Contract year under an option involving a life contingency or for any non-commutable period certain option for ten years or more. A Market Value Adjustment, however, may apply. See "GUARANTEE PERIOD ACCOUNTS."

If an owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity payout option, the Company may permit such owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract, minus any contingent deferred sales charge applicable under the fixed contract if a period certain option is chosen, will be applied towards the variable annuity option desired by the owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.

E. TRANSFER CHARGE

The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year. For more information, see "C. Transfer Privilege" under "DESCRIPTION OF THE CONTRACT."

                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, there currently are nine Guarantee Periods available under the Contract with durations of two, three, four, five, six, seven, eight, nine and ten years. Each Guarantee Period Account established for the Owner is accounted for separately in a non-unitized segregated account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions; however, once an interest rate is in effect for a Guarantee Period Account, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period. Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period Account except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Kemper Money Market Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee

Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Kemper Money Market Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, the Company will allow transfers out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's transfer request is received within ten days of the renewal date.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit, although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "F. Death Benefit." A Market Value Adjustment will apply to all other transfers, withdrawals or a surrender. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any surrender charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                             [(1+i)/(1+j)](n/365)-1

where:  i is the Guaranteed Interest Rate expressed as a decimal (for example:
        3% = 0.03) being credited to the current Guarantee Period;

        j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

        n is the number of days remaining from the effective Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market

Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, See APPENDIX B.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company then will compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that on the last day of the Guarantee Period it will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments."

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "D. Surrender" and "E. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable. If a contingent deferred sales charge applies to the withdrawal, it will be calculated as set forth under "D. Contingent Deferred Sales Charge" after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner, Annuitant, or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.

The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. If the investments are not adequately diversified, the income on the Contract, for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Portfolios will comply with the diversification requirements.

A. QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403 or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified Contracts, see "D. Provisions Applicable to Qualified Employer Plans."

B. TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Non-Natural Owners" below), be considered an annuity contract under Section 72 of the Code. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.

WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable. If the Annuitant dies before the total investment in the Contract is recovered, a deduction for the difference is allowed on the Annuitant's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2, or if the withdrawal follows the death of the owner (or, if the Owner is not an individual, the death of the primary annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when the owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified contract made to an employee who has terminated employment after reaching age 55.

In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under the LED option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions. Where the Owner and Annuitant are different persons, the change of ownership of the Contract to the Annuitant on the Annuity Date, as required under the Contract, is a gift and will be taxable to the Owner as such; however, the Owner will not incur taxable income. Instead, the Annuitant will incur taxable income upon receipt of annuity benefit payments as discussed above.

NON-NATURAL OWNERS. As a general rule, deferred annuity contracts owned by "non-natural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer and are subject to the claims of the employer's general creditors.

C. TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified employer plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

A qualified Contract may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to an Owner of a non-qualified Contract. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: this term covers all IRAs permitted under Section 408(b) of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus. See "B. Right to Revoke Contract." Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs, and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA Contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the Contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA Contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                                    REPORTS

An Owner is sent a report semi-annually which states certain financial information about the Portfolios. The Company also will furnish an annual report to the Owner containing a statement of his or her account, including unit values and other information as required by applicable law, rules and regulations.

                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA Contracts (i.e., contracts issued under Section 403(b) of the Code) and to Contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisors and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro-rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated to the Kemper Money Market Portfolio instead.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Portfolio no longer are available for investment or if in the Company's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may redeem the shares of that Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Portfolios also are issued to separate accounts of other insurance companies which issue variable life contracts ("mixed funding"). Shares of the Portfolios also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company, Kemper IFS and Scudder VLIF do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the trustees of Kemper IFS and Scudder VLIF intend to monitor events in order to identify any material conflicts between such Owners and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate portfolios should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may, by appropriate endorsement, change the Contract to reflect the substitution or change, and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration no longer is required, or may be combined with other sub-accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law and to the provisions of the Participation Agreements, to (1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or sub-accounts having assets of the same class, (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law, (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act, (4) to substitute the shares of any other registered investment company for the Portfolio shares held by a Sub-Account, in the event that Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Portfolio shares is inappropriate in view of the purpose of the Sub-Account, (5) to change the methodology for determining the net investment factor, and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation.

                                 VOTING RIGHTS

The Company will vote Portfolio shares held by each Sub-Account in accordance with instructions received from Owners and, after the Annuity Date, from the Annuitants. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner or Annuitant may cast will be determined by the Company as of the record date established by the Portfolio. During the accumulation phase, the number of Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Portfolio share. During the annuity payout phase, the number of Portfolio shares attributable to each Annuitant will be determined by dividing the reserve held in each Sub-Account for the Annuitant's variable annuity by the net asset value of one Portfolio share. Ordinarily, the Annuitant's voting interest in the Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contract offered by this Prospectus may be purchased from certain independent broker-dealers, including representatives of Allmerica Investments, Inc. (the Principal Underwriter) which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. ("NASD").

The Company pays commissions, not to exceed 6.0% of payments, to broker-dealers which sell the Contract. Alternative commission schedules are available with lower initial commission amounts based on payments, plus ongoing annual compensation of up to 1% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated contingent deferred sales charges and profits from the Company's General Account. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. Any contingent deferred sales charges assessed on a Contract will be retained by the Company.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, Telephone 1-800-782-8380.

                                    SERVICES

The Company receives fees from the investment advisers or other service providers of certain Underlying Portfolios in return for providing certain services to Owners. Currently, the Company receives service fees with respect to the Scudder International Portfolio, Scudder Global Discovery Portfolio, Scudder Capital Growth Portfolio and Scudder Growth and Income Portfolio. The Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Underlying Portfolios.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to separate accounts. Allocations to the Fixed Account become part of the assets of the Company, and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

If the Contract is surrendered, or if an amount in excess of the Withdrawal Without Surrender Charge Amount is withdrawn while the Contract is in force and before the Annuity Date, a contingent deferred sales charge is imposed if such event occurs before the payments attributable to the surrender or withdrawal have been credited to the Contract for at least six full Contract years.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (dollar cost averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company.

An eligible payment must be automatically transferred out of the Fixed Account over a continuous six month period. The enhanced rate will apply during the six month period to any portion of the eligible payment remaining in the Fixed Account. Amounts automatically transferred out of the Fixed Account will no longer earn the enhanced rate of interest and, as of the date of transfer, will be subject to the variable investment performance of the sub-account(s) transferred into. If the automatic transfer option is terminated prior to the end of the six month period, the enhanced rate will no longer apply. The Company reserves the right to extend the period of time that the enhanced rate will apply.

                                   APPENDIX B
               SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume there are no withdrawals and that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the Contract. The table below presents examples of the surrender charge resulting from a full surrender of the Owners' Contract, based on hypothetical Accumulated Values.

           HYPOTHETICAL       FREE          SURRENDER
 ACCOUNT    ACCUMULATED    WITHDRAWAL        CHARGE        SURRENDER
  YEAR         VALUE         AMOUNT        PERCENTAGE        CHARGE
---------  -------------  -------------  ---------------  ------------
    1      $   54,000.00  $    8,100.00            7%     $   3,213.00
    2          58,320.00       8,748.00            6%         2,974.32
    3          62,985.60      12,985.60            5%         2,500.00
    4          68,024.45      18,024.45            4%         2,000.00
    5          73,466.40      23,466.40            3%         1,500.00
    6          79,343.72      29,343.72            2%         1,000.00
    7          85,691.21      35,691.21            0%             0.00

WITHDRAWAL

Assume a Payment of $50,000 is made on the issue date and no additional payments are made. Assume that the Withdrawal Without Surrender Charge amount is equal to the greater of 15% of the current Accumulated Value or the accumulated earnings in the contract and there are withdrawals as detailed below. The table below presents examples of the surrender charge resulting from withdrawals from the Owners' Contract, based on hypothetical Accumulated Values.

           HYPOTHETICAL                      FREE         SURRENDER
 ACCOUNT    ACCUMULATED                   WITHDRAWAL       CHARGE       SURRENDER
  YEAR         VALUE       WITHDRAWAL       AMOUNT       PERCENTAGE      CHARGE
---------  -------------  -------------  -------------  -------------  -----------
    1      $   54,000.00  $        0.00  $    8,100.00           7%     $    0.00
    2          58,320.00           0.00       8,748.00           6%          0.00
    3          62,985.60           0.00      12,985.60           5%          0.00
    4          68,024.45      30,000.00      18,024.45           4%        479.02
    5          41,066.40      10,000.00       6,159.96           3%        115.20
    6          33,551.72       5,000.00       5,032.76           2%          0.00
    7          30,835.85      10,000.00       4,625.38           0%          0.00

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](n/365) -1

The following examples assume:

  1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

  2. The date of surrender is seven years (2,555 days) from the expiration date.

  3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

  4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

  5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

The market value factor = [(1+i)/(1+j)](n/365)-1
                     = [(1+.08)/(1+.10)](2555/365)-1
                     = (.98182)(7)-1
                     = -.12054

The market value adjustment = the market value factor multiplied by the withdrawal

                     = -.12054 X $62,985.60
                     = -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

The market value factor = [(1+i)/(1+j)](n/365)-1
                     = [(1+.08)/(1+.07)](2555/365)-1
                     = (1.0093)(7)-1
                     = .06694

The market value adjustment = the market value factor multiplied by the withdrawal

                     = .06694 X $62,985.60
                     = $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

The market value factor = [(1+i)/(1+j)](n/365)-1
                     = [(1+.08)/(1+.11)](2555/365)-1
                     = (.97297)(7)-1
                     = -.17454

The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%

                     = Minimum of (-.17454 X $62,985.60 or
                      -$8,349.25)
                     = Minimum of (-$10,993.51 or -$8,349.25)
                     = -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

The market value factor = [(1+i)/(1+j)](n/365)-1
                     = [(1+.08)/(1+.06)](2555/365)-1
                     = (1.01887)(7)-1
                     = .13981

The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over
                              3%

The market value factor = Minimum of (.13981 X $62,985.60 or $8,349.25)
                     = Minimum of ($8,806.02 or $8,349.25)
                     = $8,349.25